Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED JUNE 30, 2022

SPENGA spin · strength · yoga
DENTISTRY
CHIPOTLE
Natural Pawzz
RECENT ACQUISITION
SHOPS AT TANGLEWOOD
HOUSTON, TEXAS
SITC
LISTED
NYSE

SITE QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED JUNE 30, 2022 RECENT ACQUISITION SHOPS AT TANGLEWOOD HOUSTON, TEXAS SITC LISTED NYSE

SITE CENTERS COMPANY & PORTFOLIO OVERVIEW SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. PORTFOLIO STATISTICS $5.0B ENTERPRISE VALUE 99 WHOLLY - OWNED PROPERTIES $112K AVERAGE HOUSEHOLD INCOME 94.4% LEASED RATE COMMITTED TO A SUSTAINABLE FUTURE AMERICA’s MOST RESPONSIBLE COMPANIES 2021 Newsweek statista 2021 GREEN LEASE LEADER U.S. GREEN BUILDING COUNCIL LEED USGBCTM CORPORATE HQ RENOVATION GOAL GRESB® Bloomberg Gender-Equality Index 2022 PORTFOLIO COMPOSITION Top 5 MSAs by ABR OTHER 65% ATLANTA 8% MIAMI 8% ORLANDO 7% CHICAGO 6% BOSTON 6% ABR by Region* NORTHEAST 18% SOUTHEAST 45% MIDWEST 17% NORTHWEST 2% CALIFORNIA 8% SOUTHWEST 4% MOUNTAIN 6% Retailer Mix LOCAL 13% NATIONAL 87% NOTE: ALL FIGURES AT COMPANY’S SHARE AND AS OF JUNE 30, 2022. NEW YORK • HONG KONG • ATLANTA • CLEVELAND DENVER • LOS ANGELES • MIAMI • PHOENIX • TAMPA SITC LISTED NYSE SITE

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SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended June 30, 2022. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Second Quarter 2022 Operating Results

BEACHWOOD, OHIO, July 28, 2022-- SITE Centers Corp. (NYSE: SITC), an owner of open-air shopping centers in suburban, high household income communities, announced today operating results for the quarter ended June 30, 2022.

“SITE Centers had an extremely productive second quarter with the highest quarterly new leasing volume since the first quarter of 2017 and significant capital recycling as we continue to invest in our Convenience thesis,” commented David R. Lukes, President and Chief Executive Officer. “Coupled with recently closed refinancings, our Company remains well positioned given our focused portfolio in the top sub-markets of the country, significant Signed but Not Opened (SNO) pipeline and balance sheet strength.”

Results for the Quarter

•
Second quarter net income attributable to common shareholders was $57.6 million, or $0.27 per diluted share, as compared to net income of $13.8 million, or $0.06 per diluted share, in the year-ago period.
•
Second quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $66.5 million, or $0.31 per diluted share, compared to $65.3 million, or $0.31 per diluted share, in the year-ago period. The year-over-year increase was primarily attributable to increased property net operating income driven by base rent growth and the net impact of property investments, partially offset by lower management fees and higher uncollectible revenue due to lower reserve adjustments. Second quarter OFFO results included $1.2 million of net revenue at SITE Centers’ share related to prior periods primarily from cash basis tenants and related reserve adjustments.

Significant Second Quarter and Recent Activity

•
Issued the Company’s eighth Corporate Responsibility and Sustainability Report. The Report was completed in alignment with the Global Reporting Initiative ("GRI") and with the Sustainability Accounting Standards Board ("SASB") metrics and frameworks. The report intends to provide updates on the annual results of the Company’s corporate responsibility and sustainability programs and can be found at https://www.sitecenters.com/2021CSR.
•
Acquired seven shopping centers during the quarter for an aggregate price of $165.2 million, including La Fiesta Square and Lafayette Mercantile (San Francisco, California) for $103.8 million, Fairfax Marketplace, Fairfax Pointe and Boulevard Marketplace (Washington, D.C.) for $34.9 million, Shops at Tanglewood (Houston, Texas) for $22.2 million, and Shoppes of Crabapple (Atlanta, Georgia) for $4.4 million.
•
Sold 14 shopping centers and one parcel at a wholly-owned shopping center during the quarter for an aggregate price of $268.1 million ($94.6 million at share), including the Company’s 20% interest in the SAU Joint Venture, based on a gross asset value of $155.7 million (at 100%) and the Company’s 50% interest in Lennox Town Center based on a gross asset value of $77.0 million (at 100%).
•
Amended and restated its $950 million revolving credit facility with a fully extended maturity date of June 2027. The Company also refinanced its unsecured term loan facility, upsizing the term facility to $200 million from $100 million, with the additional proceeds drawn in the second quarter, and extending its maturity to June 2027.
•
Sold 201,800 common shares under the ATM program at $16.03 per share before issuance costs generating gross proceeds of $3.2 million.
•
In July 2022, acquired Parkwood Shops (Atlanta, GA) for $8.4 million.
•
In July 2022, closed a $360 million refinancing of the DDRM Joint Venture's mortgage debt. The joint venture's existing debt outstanding as of June 30, 2022 was repaid at closing.
•
In July 2022, the DDRM Joint Venture sold 13 shopping centers (DDRM Joint Venture Pool A) for an aggregate sales price of $387.6 million ($77.5 million at share) with the related mortgage debt repaid upon closing. Fee income from these properties totaled $0.7 million in the second quarter of 2022.

•
In July 2022, the DDRM Joint Venture sold Oviedo Park Crossing (Orlando, Florida) for $28.0 million ($5.6 million at share) with related mortgage debt repaid upon closing.

Key Quarterly Operating Results

•
Reported a decrease of 2.4% in SSNOI on a pro rata basis for the second quarter of 2022, including redevelopment, as compared to the year-ago period. The second quarter of 2021 SSNOI included $6.7 million of net revenue at SITE Centers’ share related to 2020 primarily from cash basis tenants which was a 720 basis point headwind to second quarter 2022 SSNOI growth.
•
Generated new leasing spreads of 20.0% and renewal leasing spreads of 4.2%, both on a pro rata basis, for the trailing twelve-month period ended June 30, 2022 and new leasing spreads of 31.6% and renewal leasing spreads of 4.8%, both on a pro rata basis, for the second quarter of 2022.
•
Reported a leased rate of 94.4% at June 30, 2022 on a pro rata basis, compared to 92.7% on a pro rata basis at December 31, 2021 and 91.8% on a pro rata basis at June 30, 2021. Second quarter transaction activity had a positive 40 basis point impact on the leased rate.
•
As of June 30, 2022, the SNO spread was 340 basis points representing $21.8 million of annualized base rent on a pro rata basis.
•
Annualized base rent per occupied square foot on a pro rata basis was $18.86 at June 30, 2022, compared to $18.39 at June 30, 2021.

Guidance

The Company has updated its 2022 full-year guidance for net income attributable to common shareholders and Operating FFO per share to include the impact of the second quarter operating results. Impairment charges, gains on sale of assets, transaction and debt extinguishment costs are excluded from guidance. The guidance update is as follows:

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

	FY 2022E (prior) Per Share – Diluted	FY 2022E (Revised) Per Share – Diluted
Net income attributable to Common Shareholders	$0.17 – $0.24	$0.36 – $0.41
Depreciation and amortization of real estate	0.85 – 0.90	0.89 – 0.94
Equity in net (income) of JVs	(0.01) – 0.00	(0.01) – 0.00
JVs' FFO	0.05 – 0.07	0.05 – 0.07
Impairment of real estate (reported actual)	N/A	0.01
Gain on sale and change in control of interests (reported actual)	(0.01)	(0.21)
Gain on disposition of real estate (reported actual)	N/A	(0.02)
FFO (NAREIT)	$1.10 – $1.15	$1.12 – $1.15
Debt extinguishment, transaction and other (reported actual)	N/A	0.01
Operating FFO	$1.10 – $1.15	$1.13 – $1.16

Other key assumptions for 2022 full-year guidance include:

	FY 2022E (prior)	FY 2022E (revised)
Joint Venture fee income	$8.0 – $10.0 million	$8.0 – $10.0 million
RVI fee income	$0.5 – $1.0 million	$0.5 – $1.0 million
SSNOI (1)	(0.75)% – 0.75%	(0.25)% – 1.00%
SSNOI – Adjusted for 2021 Uncollectible Revenue Impact (2)	3.00% – 4.50%	3.50% – 4.75%

(1)
Including redevelopment and approximately $14 million included in Uncollectible Revenue, primarily related to rent received from cash basis tenants, reported in 2021 related to prior periods, which is an approximately 380 basis point headwind to 2022 SSNOI growth.
(2)
Including redevelopment and excluding revenue impact of approximately $14 million included in Uncollectible Revenue, primarily related to rent received from cash basis tenants, reported in 2021 related to prior periods.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at www.sitecenters.com. To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 9:30 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 8321830 at least ten minutes prior to the scheduled start of the call. The call will also be webcast and available in a listen-only mode on SITE Centers’ website at ir.sitecenters.com. If you are unable to participate during the live call, a replay of the conference call will also be available at ir.sitecenters.com for further review. You may also access the telephone replay by dialing 877-344-7529 (U.S.), 855-669-9658 (Canada) or 412-317-0088 (international) using passcode 7015390 through August 28, 2022. Copies of the Company’s supplemental package and earnings slide presentation are available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons). In addition, SSNOI is presented including activity associated with development and major redevelopment. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein. Reconciliation of the 2022 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended June 30, 2022. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Forms 10-K and 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement: Consolidated Interests

	in thousands, except per share
		2Q22	2Q21	6M22	6M21
	Revenues:
	Rental income (1)	$136,203	$126,230	$266,087	$246,120
	Other property revenues	922	484	2,097	581
		137,125	126,714	268,184	246,701
	Expenses:
	Operating and maintenance	22,278	19,422	44,214	39,638
	Real estate taxes	20,624	19,535	40,807	39,199
		42,902	38,957	85,021	78,837

	Net operating income	94,223	87,757	183,163	167,864

	Other income (expense):
	Fee income (2)	3,557	8,754	6,818	16,906
	Interest expense	(18,909)	(19,136)	(37,167)	(38,531)
	Depreciation and amortization	(51,021)	(47,217)	(101,385)	(92,777)
	General and administrative (3)	(11,353)	(12,425)	(23,604)	(29,820)
	Other expense, net	(1,147)	(324)	(1,651)	(690)
	Impairment charges	(2,536)	0	(2,536)	(7,270)
	Income before earnings from JVs and other	12,814	17,409	23,638	15,682

	Equity in net income of JVs	1,381	4,850	1,550	9,235
	Gain on sale and change in control of interests	41,970	0	45,326	13,908
	Gain on disposition of real estate, net	4,597	218	4,455	198
	Tax expense	(353)	(490)	(605)	(855)
	Net income	60,409	21,987	74,364	38,168
	Non-controlling interests	(19)	(118)	(37)	(291)
	Net income SITE Centers	60,390	21,869	74,327	37,877
	Write-off of preferred share original issuance costs	0	(5,156)	0	(5,156)
	Preferred dividends	(2,789)	(2,945)	(5,578)	(8,078)
	Net income Common Shareholders	$57,601	$13,768	$68,749	$24,643

	Weighted average shares – Basic – EPS	213,864	211,035	212,989	204,819
	Assumed conversion of diluted securities	1,047	846	1,245	808
	Weighted average shares – Basic & Diluted – EPS	214,911	211,881	214,234	205,627

	Earnings per common share – Basic	$0.27	$0.06	$0.32	$0.12
	Earnings per common share – Diluted	$0.27	$0.06	$0.32	$0.12

(1)	Rental income:
	Minimum rents	$87,936	$78,870	$172,163	$157,106
	Ground lease minimum rents	6,751	6,516	13,458	12,860
	Straight-line rent, net	537	116	1,533	(231)
	Amortization of (above)/below-market rent, net	1,061	870	2,218	1,874
	Percentage and overage rent	1,648	1,311	2,785	2,333
	Recoveries	33,763	30,482	66,597	61,077
	Uncollectible revenue	1,162	5,787	2,270	7,185
	Ancillary and other rental income	1,333	1,496	2,797	2,841
	Lease termination fees	2,012	782	2,266	1,075

(2)	Fee Income:
	JV and other fees	3,025	3,571	6,088	6,971
	RVI fees	147	4,591	345	9,343
	RVI disposition fees	385	592	385	592

(3)	Mark-to-market adjustment (PRSUs)	0	0	0	(5,589)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	2Q22	2Q21	6M22	6M21
Net income attributable to Common Shareholders	$57,601	$13,768	$68,749	$24,643
Depreciation and amortization of real estate	49,775	45,807	98,903	89,995
Equity in net income of JVs	(1,381)	(4,850)	(1,550)	(9,235)
JVs' FFO	3,883	5,971	8,198	11,406
Non-controlling interests	19	17	37	33
Impairment of real estate	2,536	0	2,536	7,270
Gain on sale and change in control of interests	(41,970)	0	(45,326)	(13,908)
Gain on disposition of real estate, net	(4,597)	(218)	(4,455)	(198)
FFO attributable to Common Shareholders	$65,866	$60,495	$127,092	$110,006
RVI disposition fees	(385)	(592)	(385)	(592)
Mark-to-market adjustment (PRSUs)	0	0	0	5,589
Debt extinguishment, transaction, net	971	165	1,302	367
Joint ventures – debt extinguishment and other, net	2	30	2	30
Write-off of preferred share original issuance costs	0	5,156	0	5,156
Total non-operating items, net	588	4,759	919	10,550
Operating FFO attributable to Common Shareholders	$66,454	$65,254	$128,011	$120,556

Weighted average shares & units – Basic: FFO & OFFO	214,005	211,176	213,130	204,959
Assumed conversion of dilutive securities	906	846	1,104	808
Weighted average shares & units – Diluted: FFO & OFFO	214,911	212,022	214,234	205,767

FFO per share – Basic	$0.31	$0.29	$0.60	$0.54
FFO per share – Diluted	$0.31	$0.29	$0.59	$0.53
Operating FFO per share – Basic	$0.31	$0.31	$0.60	$0.59
Operating FFO per share – Diluted	$0.31	$0.31	$0.60	$0.59
Common stock dividends declared, per share	$0.13	$0.12	$0.26	$0.23

Capital expenditures (SITE Centers share):
Redevelopment costs (major and tactical)	3,694	3,754	11,845	6,555
Maintenance capital expenditures	7,731	4,846	9,987	6,296
Tenant allowances and landlord work	12,233	6,607	21,601	17,777
Leasing commissions	2,610	1,134	4,368	2,568
Construction administrative costs (capitalized)	971	803	2,145	1,415

Certain non-cash items (SITE Centers share):
Straight-line rent	625	133	1,705	(168)
Straight-line fixed CAM	108	136	211	267
Amortization of (above)/below-market rent, net	1,152	964	2,396	2,089
Straight-line ground rent expense	(32)	(35)	(66)	(72)
Debt fair value and loan cost amortization	(1,228)	(1,277)	(2,514)	(2,457)
Capitalized interest expense	245	151	467	262
Stock compensation expense	(1,717)	(1,807)	(3,440)	(9,376)
Non-real estate depreciation expense	(1,248)	(1,345)	(2,486)	(2,652)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		2Q22	4Q21
	Assets:
	Land	$1,089,401	$1,011,401
	Buildings	3,826,799	3,624,164
	Fixtures and tenant improvements	573,740	556,056
		5,489,940	5,191,621
	Depreciation	(1,644,345)	(1,571,569)
		3,845,595	3,620,052
	Construction in progress and land	62,830	47,260
	Real estate, net	3,908,425	3,667,312

	Investments in and advances to JVs	53,025	64,626
	Cash	38,533	41,807
	Restricted cash	2,647	1,445
	Receivables and straight-line (1)	54,825	61,382
	Intangible assets, net (2)	122,297	113,106
	Other assets, net	23,666	17,373
	Total Assets	4,203,418	3,967,051

	Liabilities and Equity:
	Revolving credit facilities	125,000	0
	Unsecured debt	1,452,846	1,451,768
	Unsecured term loan	198,354	99,810
	Secured debt	90,704	125,799
		1,866,904	1,677,377
	Dividends payable	30,695	28,243
	Other liabilities (3)	215,141	218,779
	Total Liabilities	2,112,740	1,924,399

	Preferred shares	175,000	175,000
	Common shares	21,437	21,129
	Paid-in capital	5,973,435	5,934,166
	Distributions in excess of net income	(4,079,844)	(4,092,783)
	Deferred compensation	4,703	4,695
	Common shares in treasury at cost	(9,847)	(5,349)
	Non-controlling interests	5,794	5,794
	Total Equity	2,090,678	2,042,652

	Total Liabilities and Equity	$4,203,418	$3,967,051

(1)	SL rents (including fixed CAM), net	$33,206	$31,526

(2)	Operating lease right of use assets	18,187	19,047

(3)	Operating lease liabilities	37,697	38,491
	Below-market leases, net	63,575	59,690

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	2Q22	2Q21	2Q22	2Q21
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$60,390	$21,869	$60,390	$21,869
Fee income	(3,557)	(8,754)	(3,557)	(8,754)
Interest expense	18,909	19,136	18,909	19,136
Depreciation and amortization	51,021	47,217	51,021	47,217
General and administrative	11,353	12,425	11,353	12,425
Other expense, net	1,147	324	1,147	324
Impairment charges	2,536	0	2,536	0
Equity in net income of joint ventures	(1,381)	(4,850)	(1,381)	(4,850)
Tax expense	353	490	353	490
Gain on sale and change in control of interests	(41,970)	0	(41,970)	0
Gain on disposition of real estate, net	(4,597)	(218)	(4,597)	(218)
Income from non-controlling interests	19	118	19	118
Consolidated NOI, net of non-controlling interests	94,223	87,757	94,223	87,757

Net income from unconsolidated joint ventures	1,339	15,146	589	3,809
Interest expense	9,030	10,971	2,063	2,706
Depreciation and amortization	13,328	16,587	2,969	3,791
Impairment charges	3,340	0	668	0
Other expense, net	2,422	3,010	585	744
Gain on disposition of real estate, net	(1,790)	(8,186)	(357)	(1,637)
Unconsolidated NOI	$27,669	$37,528	6,517	9,413

Total Consolidated + Unconsolidated NOI			100,740	97,170
Less: Non-Same Store NOI adjustments			(5,628)	321
Total SSNOI including redevelopment			95,112	97,491
Less: Redevelopment Same Store NOI adjustments			(897)	(730)
Total SSNOI excluding redevelopment			$94,215	$96,761

SSNOI % Change including redevelopment			(2.4%)
SSNOI % Change excluding redevelopment			(2.6%)

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	6M22	6M21	6M22	6M21
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$74,327	$37,877	$74,327	$37,877
Fee income	(6,818)	(16,906)	(6,818)	(16,906)
Interest expense	37,167	38,531	37,167	38,531
Depreciation and amortization	101,385	92,777	101,385	92,777
General and administrative	23,604	29,820	23,604	29,820
Other expense, net	1,651	690	1,651	690
Impairment charges	2,536	7,270	2,536	7,270
Equity in net income of joint ventures	(1,550)	(9,235)	(1,550)	(9,235)
Tax expense	605	855	605	855
Gain on sale and change in control of interests	(45,326)	(13,908)	(45,326)	(13,908)
Gain on disposition of real estate, net	(4,455)	(198)	(4,455)	(198)
Income from non-controlling interests	37	291	37	291
Consolidated NOI, net of non-controlling interests	183,163	167,864	183,163	167,864

Net (loss) income from unconsolidated joint ventures	(39)	48,662	615	8,187
Interest expense	18,319	21,918	4,151	5,407
Depreciation and amortization	27,673	33,704	6,148	7,675
Impairment charges	8,540	0	1,708	0
Other expense, net	4,994	5,974	1,182	1,486
Gain on disposition of real estate, net	(1,692)	(36,587)	(291)	(4,478)
Unconsolidated NOI	$57,795	$73,671	13,513	18,277

Total Consolidated + Unconsolidated NOI			196,676	186,141
Less: Non-Same Store NOI adjustments			(9,234)	1,158
Total SSNOI including redevelopment			187,442	187,299
Less: Redevelopment Same Store NOI adjustments			(207)	(164)
Total SSNOI excluding redevelopment			$187,235	$187,135

SSNOI % Change including redevelopment			0.1%
SSNOI % Change excluding redevelopment			0.1%

SITE Centers Corp.

Portfolio Summary

GLA in thousands
`			6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Shopping Center Count
Operating Centers - 100%			132	138	136	137	137
Wholly Owned			99	92	89	81	80
JV Portfolio			33	46	47	56	57

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share			24,842	25,235	24,905	24,356	24,327
Wholly Owned			23,231	23,235	22,856	21,677	21,605
JV Portfolio - Pro Rata Share			1,611	2,000	2,049	2,679	2,722

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF			$18.86	$18.55	$18.33	$18.44	$18.39
Base Rent PSF < 10K			$30.11	$29.23	$28.82	$29.20	$29.17
Base Rent PSF > 10K			$15.33	$15.29	$15.18	$15.36	$15.35

Commenced Rate			91.0%	90.2%	90.1%	90.2%	89.7%
Commenced Rate < 10K SF			81.5%	81.1%	80.7%	80.0%	79.7%
Commenced Rate > 10K SF			94.3%	93.4%	93.3%	93.6%	93.0%

Leased Rate			94.4%	93.2%	92.7%	92.3%	91.8%
Leased Rate < 10K SF			87.3%	86.0%	85.0%	83.9%	82.9%
Leased Rate > 10K SF			96.9%	95.7%	95.3%	95.1%	94.6%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned			94.1%	92.8%	92.2%	89.8%	89.3%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share			5.9%	7.2%	7.8%	10.2%	10.7%

Quarterly SITE SSNOI at share including redevelopment			-2.4%	2.9%	14.9%	21.6%	29.9%
Quarterly SITE SSNOI at share excluding redevelopment			-2.6%	2.8%	13.2%	20.5%	28.7%

TTM New Leasing - at pro rata share (GLA in 000's)			1,236	972	900	853	776
TTM Renewals - at pro rata share (GLA in 000's)			2,697	2,657	2,555	2,675	2,555
TTM Total Leasing - at pro rata share (GLA in 000's)			3,933	3,629	3,455	3,528	3,331
TTM Blended New and Renewal Rent Spreads - at pro rata share			6.4%	5.6%	3.7%	1.6%	1.7%

Top 20 MSA Exposure

	MSA	Properties	GLA	% of GLA	ABR	% of ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	13	2,266	9.1%	$30,867	7.7%	$15.03
2	Miami-Fort Lauderdale-West Palm Beach, FL	11	1,646	6.6%	30,472	7.6%	$23.41
3	Orlando-Kissimmee-Sanford, FL	6	1,509	6.1%	26,220	6.5%	$18.93
4	Chicago-Naperville-Elgin, IL-IN-WI	6	1,066	4.3%	23,916	6.0%	$26.20
5	Boston-Cambridge-Newton, MA-NH	2	1,423	5.7%	22,955	5.7%	$26.00
6	Denver-Aurora-Lakewood, CO	4	1,361	5.5%	22,264	5.6%	$17.46
7	Charlotte-Concord-Gastonia, NC-SC	4	1,383	5.6%	21,786	5.4%	$16.68
8	Trenton, NJ	2	1,301	5.2%	21,318	5.3%	$18.09
9	Columbus, OH	4	1,119	4.5%	17,204	4.3%	$15.86
10	Phoenix-Mesa-Scottsdale, AZ	5	1,004	4.0%	15,885	4.0%	$19.64
11	Los Angeles-Long Beach-Anaheim, CA	3	882	3.6%	15,290	3.8%	$23.55
12	San Antonio-New Braunfels, TX	3	1,048	4.2%	13,679	3.4%	$17.66
13	Tampa-St. Petersburg-Clearwater, FL	7	877	3.5%	13,291	3.3%	$17.57
14	New York-Newark-Jersey City, NY-NJ-PA	7	777	3.1%	11,706	2.9%	$18.11
15	Washington-Arlington-Alexandria, DC-VA-MD-WV	5	479	1.9%	11,186	2.8%	$23.63
16	San Francisco-Oakland-Hayward, CA	5	304	1.2%	10,118	2.5%	$40.39
17	Richmond, VA	3	591	2.4%	9,637	2.4%	$20.39
18	Cincinnati, OH-KY-IN	2	589	2.4%	9,443	2.4%	$18.04
19	Cleveland-Elyria, OH	2	553	2.2%	7,573	1.9%	$14.77
20	Portland-Vancouver-Hillsboro, OR-WA	2	382	1.5%	7,520	1.9%	$24.35
	Other	36	4,282	17.2%	58,634	14.6%	$15.89
	Total	132	24,842	100.0%	$400,964	100.0%	$18.86

$ and GLA in thousands; Top 20 figures all at SITC share except for properties.

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	June 30, 2022	December 31, 2021	December 31, 2020
Capital Structure
Market Value Per Share	$13.47	$15.83	$10.12

Common Shares Outstanding	214,038	211,235	193,363
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	214,179	211,376	193,504

Common Shares Equity	$2,884,991	$3,346,079	$1,958,258

Perpetual Preferred Stock - Class K (1)	0	0	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$175,000	$175,000	$325,000

Unsecured Credit Facilities	125,000	0	135,000
Unsecured Term Loan	200,000	100,000	100,000
Unsecured Notes Payable	1,457,314	1,456,886	1,456,031
Mortgage Debt (includes JVs at SITE share)	248,779	315,898	473,576
Total Debt (includes JVs at SITE share)	2,031,093	1,872,784	2,164,607
Less: Cash (including restricted cash)	50,163	43,252	74,414
Net Debt	$1,980,930	$1,829,532	$2,090,193

Total Market Capitalization	$5,040,921	$5,350,611	$4,373,451

Leverage / Public Debt Covenants
Average Consolidated Net Effective Debt	1,783,084	1,749,295	1,842,052
Consolidated Adjusted EBITDA - TTM	354,362	351,172	300,012
Average Consolidated Net Debt / Adjusted EBITDA (2)	5.0X	5.0X	6.1X

Average Pro-Rata Net Effective Debt	1,965,195	1,952,145	2,089,915
Pro-Rata Adjusted EBITDA - TTM	363,862	361,917	312,708
Average Pro-Rata Net Debt / Adjusted EBITDA (2)	5.4X	5.4X	6.7X

Outstanding Debt & Obligations	1,891,237	1,717,917	1,953,194
Undepreciated Real Estate Assets	5,605,794	5,303,507	5,256,719
Total Debt to Real Estate Assets Ratio (3)	34%	32%	37%
Covenant	65%	65%	65%

Secured Debt & Obligations	90,248	125,382	248,917
Total Assets	5,839,155	5,534,473	5,529,204
Secured Debt to Assets Ratio	2%	2%	5%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	5,400,970	5,028,788	4,624,168
Unsecured Debt & Obligations	1,800,990	1,592,535	1,704,277
Unencumbered Assets to Unsecured Debt (3)	300%	316%	271%
Covenant	135%	135%	135%

Net Income Available for Debt Service	339,251	329,408	264,148
Maximum Annual Service Charge	78,430	80,073	80,913
Fixed Charge Coverage Ratio	4.3X	4.1X	3.3X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses	339,251	329,408	280,716
Fixed Charge Coverage Ratio Excluding Other Expenses	4.3X	4.1X	3.5X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Redeemed on April 7, 2021.
(2) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(3) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	2Q22	2Q21	Change	2Q22	2Q21	Change

Leased rate	94.3%	91.3%	3.0%	94.4%	91.4%	3.0%
Commenced rate	91.0%	89.4%	1.6%	91.0%	89.5%	1.5%

Revenues:
Minimum rents	$115,845	$112,604		$95,939	$93,168
Recoveries	40,813	39,607		34,511	33,490
Uncollectible revenue(2)	1,245	10,014		1,143	6,796
Percentage and overage rent	1,787	1,512		1,678	1,386
Ancillary and other rental income	1,998	2,275		1,621	1,828
	161,688	166,012	(2.6%)	134,892	136,668	(1.3%)
Expenses:
Operating and maintenance	(23,000)	(22,045)		(18,939)	(18,156)
Real estate taxes	(24,279)	(24,542)		(20,841)	(21,021)
	(47,279)	(46,587)	1.5%	(39,780)	(39,177)	1.5%
Total SSNOI-Including Redevelopment	$114,409	$119,425	(4.2%)	$95,112	$97,491	(2.4%)

Non-Same Store NOI	7,483	5,860		5,628	(321)
Total Consolidated + Unconsolidated NOI	$121,892	$125,285		$100,740	$97,170

SSNOI Operating Margin	70.8%	71.9%		70.5%	71.3%
SSNOI Recovery Rate	86.3%	85.0%		86.8%	85.5%

(1) See calculation definition in the Non-GAAP Measures section.

(2) Results include the impact of net revenue at SITE's share related to prior periods of $1.2M and $6.7M for the second quarters of 2022 and 2021, respectively, primarily related to cash basis tenants and related reserve adjustments.

	Same Store at 100%			Same Store at SITE Share
YTD SITE at share	6M22	6M21	Change	6M22	6M21	Change

Leased rate	94.3%	91.3%	3.0%	94.4%	91.4%	3.0%
Commenced rate	91.0%	89.4%	1.6%	91.0%	89.5%	1.5%

Revenues:
Minimum rents	$230,334	$224,619		$190,672	$185,700
Recoveries	80,997	78,856		68,428	66,538
Uncollectible revenue(2)	2,570	12,684		2,255	8,296
Percentage and overage rents	3,399	2,863		2,926	2,598
Ancillary and other rental income	4,146	4,457		3,304	3,484
	321,446	323,479	(0.6%)	267,585	266,616	0.4%
Expenses:
Operating and maintenance	(46,471)	(44,995)		(38,254)	(37,079)
Real estate taxes	(48,797)	(49,387)		(41,889)	(42,238)
	(95,268)	(94,382)	0.9%	(80,143)	(79,317)	1.0%
Total SSNOI-Including Redevelopment	$226,178	$229,097	(1.3%)	$187,442	$187,299	0.1%

Non-Same Store NOI	14,780	12,438		9,234	(1,158)
Total Consolidated + Unconsolidated NOI	$240,958	$241,535		$196,676	$186,141

SSNOI Operating Margin	70.4%	70.8%		70.0%	70.3%
SSNOI Recovery Rate	85.0%	83.5%		85.4%	83.9%

(1) See calculation definition in the Non-GAAP Measures section.

(2) Results include the impact of net revenue at SITE's share related to prior periods of $2.5M and $11.7M for the six months of 2022 and 2021, respectively, primarily related to cash basis tenants and related reserve adjustments.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q22	20	126,087	$20.90	$15.88	31.6%	13.5	61	431,252	$17.97	10.7
1Q22	24	121,319	$17.93	$15.54	15.4%	8.6	71	291,641	$22.16	9.8
4Q21	26	98,721	$25.01	$21.80	14.7%	8.4	64	275,789	$21.43	9.2
3Q21	25	96,921	$18.97	$16.06	18.1%	8.8	57	237,270	$20.27	8.7
	95	443,048	$20.58	$17.15	20.0%	10.0	253	1,235,952	$20.17	9.7

Renewals
2Q22	117	746,182	$19.21	$18.33	4.8%	5.3	117	746,182	$19.21	5.3
1Q22	109	591,948	$17.55	$16.62	5.6%	4.8	109	591,948	$17.55	4.8
4Q21	89	595,154	$18.89	$18.16	4.0%	5.3	89	595,154	$18.89	5.3
3Q21	100	763,907	$17.45	$17.00	2.6%	5.4	100	763,907	$17.45	5.4
	415	2,697,191	$18.28	$17.54	4.2%	5.2	415	2,697,191	$18.28	5.2

New + Renewals
2Q22	137	872,269	$19.45	$17.98	8.2%	6.6	178	1,177,434	$18.75	7.2
1Q22	133	713,267	$17.62	$16.43	7.2%	5.5	180	883,589	$19.07	6.7
4Q21	115	693,875	$19.76	$18.68	5.8%	5.9	153	870,943	$19.69	6.7
3Q21	125	860,828	$17.62	$16.89	4.3%	5.8	157	1,001,177	$18.12	6.3
	510	3,140,239	$18.60	$17.48	6.4%	6.0	668	3,933,143	$18.87	6.7

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
2Q22	426,471	$18.87	$3.64	$2.48	$0.80	$6.92	$11.95	10.7	63%	37%
1Q22	280,469	$22.52	$2.81	$3.59	$1.07	$7.47	$15.05	9.8	56%	44%
4Q21	275,789	$22.58	$2.62	$4.25	$1.07	$7.94	$14.64	9.2	53%	47%
3Q21	232,547	$20.59	$4.38	$4.38	$0.84	$9.60	$10.99	8.8	57%	43%
	1,215,276	$20.88	$3.38	$3.45	$0.93	$7.76	$13.12	9.7	58%	42%

Renewals
2Q22	746,182	$19.50	$0.16	$0.00	$0.02	$0.18	$19.32	5.3	77%	23%
1Q22	591,948	$17.87	$0.05	$0.01	$0.00	$0.06	$17.81	4.8	70%	30%
4Q21	595,154	$19.21	$0.08	$0.00	$0.00	$0.08	$19.13	5.3	79%	21%
3Q21	763,907	$17.65	$0.30	$0.00	$0.04	$0.34	$17.31	5.4	85%	15%
	2,697,191	$18.55	$0.16	$0.00	$0.02	$0.18	$18.37	5.2	78%	22%

New + Renewals
2Q22	1,172,653	$19.27	$2.05	$1.35	$0.44	$3.84	$15.43	7.2	72%	28%
1Q22	872,417	$19.36	$1.36	$1.71	$0.51	$3.58	$15.78	6.6	65%	35%
4Q21	870,943	$20.27	$1.19	$1.86	$0.47	$3.52	$16.75	6.7	71%	29%
3Q21	996,454	$18.33	$1.63	$1.44	$0.30	$3.37	$14.96	6.2	78%	22%
	3,912,467	$19.28	$1.61	$1.56	$0.43	$3.60	$15.68	6.7	72%	28%

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	2	61	0.4%	$890	0.4%	$14.59	28	60	1.1%	$1,636	1.0%	$27.27	30	121	0.5%	$2,526	0.6%	$20.88
2022	4	41	0.2%	823	0.3%	$20.07	100	242	4.5%	6,555	4.1%	$27.09	104	283	1.3%	7,378	1.8%	$26.07
2023	88	2,178	12.6%	30,141	12.5%	$13.84	302	702	13.2%	20,599	13.0%	$29.34	390	2,880	12.7%	50,740	12.7%	$17.62
2024	106	2,673	15.5%	35,943	14.9%	$13.45	366	780	14.6%	22,954	14.4%	$29.43	472	3,453	15.3%	58,897	14.7%	$17.06
2025	95	2,450	14.2%	35,125	14.5%	$14.34	316	773	14.5%	21,628	13.6%	$27.98	411	3,223	14.3%	56,753	14.2%	$17.61
2026	87	2,007	11.6%	25,875	10.7%	$12.89	288	610	11.4%	18,585	11.7%	$30.47	375	2,617	11.6%	44,460	11.1%	$16.99
2027	96	2,709	15.7%	38,896	16.1%	$14.36	264	660	12.4%	18,878	11.9%	$28.60	360	3,369	14.9%	57,774	14.4%	$17.15
2028	54	1,205	7.0%	16,306	6.7%	$13.53	127	329	6.2%	11,347	7.1%	$34.49	181	1,534	6.8%	27,653	6.9%	$18.03
2029	30	798	4.6%	12,353	5.1%	$15.48	102	299	5.6%	9,842	6.2%	$32.92	132	1,097	4.9%	22,195	5.5%	$20.23
2030	32	803	4.7%	11,060	4.6%	$13.77	102	262	4.9%	8,464	5.3%	$32.31	134	1,065	4.7%	19,524	4.9%	$18.33
2031	27	901	5.2%	9,745	4.0%	$10.82	80	226	4.2%	6,654	4.2%	$29.44	107	1,127	5.0%	16,399	4.1%	$14.55
Thereafter	54	1,431	8.3%	24,865	10.3%	$17.38	133	389	7.3%	11,800	7.4%	$30.33	187	1,820	8.1%	36,665	9.1%	$20.15
Total	675	17,257	100.0%	$242,022	100.0%	$14.02	2,208	5,332	100.0%	$158,942	100.0%	$29.81	2,883	22,589	100.0%	$400,964	100.0%	$17.75

Signed Not Open	29	637		$9,134		$14.34	147	410		$12,646		$30.84	176	1,047		$21,780		$20.80
Vacant	30	559					340	829					370	1,388

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	20	0.1%	$119	0.0%	$5.95	26	57	1.1%	$1,538	1.0%	$26.98	27	77	0.3%	$1,657	0.4%	$21.52
2022	1	7	0.0%	59	0.0%	$8.43	67	152	2.9%	3,895	2.5%	$25.63	68	159	0.7%	3,954	1.0%	$24.87
2023	15	202	1.2%	4,610	1.9%	$22.82	195	367	6.9%	10,915	6.9%	$29.74	210	569	2.5%	15,525	3.9%	$27.28
2024	15	247	1.4%	3,861	1.6%	$15.63	220	405	7.6%	12,594	7.9%	$31.10	235	652	2.9%	16,455	4.1%	$25.24
2025	18	315	1.8%	4,328	1.8%	$13.74	191	375	7.0%	10,590	6.7%	$28.24	209	690	3.1%	14,918	3.7%	$21.62
2026	7	90	0.5%	1,108	0.5%	$12.31	141	233	4.4%	7,179	4.5%	$30.81	148	323	1.4%	8,287	2.1%	$25.66
2027	19	334	1.9%	5,735	2.4%	$17.17	147	278	5.2%	8,396	5.3%	$30.20	166	612	2.7%	14,131	3.5%	$23.09
2028	21	314	1.8%	5,393	2.2%	$17.18	119	284	5.3%	8,884	5.6%	$31.28	140	598	2.6%	14,277	3.6%	$23.87
2029	20	399	2.3%	5,416	2.2%	$13.57	118	256	4.8%	7,393	4.7%	$28.88	138	655	2.9%	12,809	3.2%	$19.56
2030	21	452	2.6%	6,984	2.9%	$15.45	104	247	4.6%	6,915	4.4%	$28.00	125	699	3.1%	13,899	3.5%	$19.88
2031	23	344	2.0%	6,281	2.6%	$18.26	114	226	4.2%	6,553	4.1%	$29.00	137	570	2.5%	12,834	3.2%	$22.52
Thereafter	514	14,533	84.2%	198,128	81.9%	$13.63	766	2,452	46.0%	74,090	46.6%	$30.22	1,280	16,985	75.2%	272,218	67.9%	$16.03
Total	675	17,257	100.0%	$242,022	100.0%	$14.02	2,208	5,332	100.0%	$158,942	100.0%	$29.81	2,883	22,589	100.0%	$400,964	100.0%	$17.75

Note: Includes ground leases

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	52	13	65	$23,120	5.8%	$26,075	1,642	6.6%	1,912	A/A2/NR
2	Dick's Sporting Goods (2)	16	4	20	10,960	2.7%	12,665	725	2.9%	871	BBB/Baa3/NR
3	PetSmart	25	5	30	10,098	2.5%	11,294	582	2.3%	661	B/B1/NR
4	Michaels	23	8	31	8,752	2.2%	10,555	578	2.3%	733	B/B1/NR
5	Ross Stores (3)	20	13	33	8,365	2.1%	11,394	649	2.6%	953	BBB+/A2/NR
6	Bed Bath & Beyond (4)	18	3	21	8,195	2.0%	9,742	642	2.6%	742	B-/NR/NR
7	Gap (5)	22	8	30	7,240	1.8%	8,751	373	1.5%	470	BB/Ba2/NR
8	Nordstrom Rack	10	0	10	7,108	1.8%	7,108	362	1.5%	362	BB+/Ba1/BBB-
9	Ulta	26	7	33	7,041	1.8%	8,317	284	1.1%	345	NR
10	Best Buy	9	3	12	6,783	1.7%	8,347	437	1.8%	550	BBB+/A3/NR
11	Kohl's	7	7	14	6,736	1.7%	10,789	748	3.0%	1,221	BBB-/Baa2/BBB-
12	Burlington	10	4	14	6,435	1.6%	7,922	417	1.7%	544	BB+/NR/NR
13	Kroger (6)	7	1	8	6,242	1.6%	6,764	425	1.7%	461	BBB/Baa1/NR
14	AMC Theatres	2	3	5	6,086	1.5%	10,084	215	0.9%	400	CCC+/Caa2/NR
15	Five Below	29	10	39	5,739	1.4%	6,948	273	1.1%	343	NR
16	Publix	8	3	11	4,549	1.1%	5,479	424	1.7%	544	NR
17	Designer Brands Inc. (DSW)	12	1	13	4,466	1.1%	4,751	265	1.1%	281	NR
18	Barnes & Noble	8	1	9	4,354	1.1%	4,674	195	0.8%	211	NR
19	Whole Foods	3	0	3	4,228	1.1%	4,228	139	0.6%	139	AA/A1/AA-
20	Total Wine & More	7	0	7	4,210	1.0%	4,210	190	0.8%	190	NR
21	Party City	14	5	19	3,853	1.0%	4,779	184	0.7%	237	B-/B3/B-
22	Home Depot	5	0	5	3,809	0.9%	3,809	600	2.4%	600	A/A2/A
23	Jo-Ann	9	4	13	3,621	0.9%	4,383	300	1.2%	381	B/B2/NR
24	Petco	12	4	16	3,551	0.9%	4,464	169	0.7%	216	B+/B1/NR
25	Dollar Tree Stores	23	7	30	3,131	0.8%	3,720	275	1.1%	330	BBB/Baa2/NR
26	Cinemark	2	2	4	3,111	0.8%	4,231	200	0.8%	266	B/NR/B+
27	Office Depot (7)	10	2	12	3,050	0.8%	3,525	212	0.9%	250	NR
28	Cineworld (Regal Cinemas)	3	0	3	2,940	0.7%	2,940	138	0.6%	138	CCC/NR/NR
29	CGV Cinemas	1	0	1	2,849	0.7%	2,849	74	0.3%	74	NR
30	Staples	9	1	10	2,841	0.7%	3,068	173	0.7%	189	B/B3/NR
31	Ahold Delhaize (8)	2	4	6	2,679	0.7%	4,419	169	0.7%	326	BBB/Baa1/NR
32	Cost Plus	8	1	9	2,565	0.6%	2,799	152	0.6%	166	NR
33	Macy's (9)	5	0	5	2,473	0.6%	2,473	186	0.7%	186	BB/Ba1/BBB-
34	LA Fitness	3	1	4	2,379	0.6%	2,966	144	0.6%	175	BB-/B1/NR
35	AT&T	21	8	29	2,334	0.6%	2,796	66	0.3%	84	BBB/Baa2/BBB+
36	Giant Eagle	2	0	2	2,295	0.6%	2,295	183	0.7%	183	NR
37	JPMorgan Chase	12	2	14	2,247	0.6%	2,349	52	0.2%	57	A-/A2/AA-
38	Mattress Firm	13	6	19	2,015	0.5%	2,625	65	0.3%	89	NR
39	Lowe's Home Improvement	2	2	4	1,918	0.5%	3,608	322	1.3%	531	BBB+/Baa1/NR
40	Hobby Lobby	4	0	4	1,838	0.5%	1,838	222	0.9%	222	NR
41	Caleres Inc.	10	2	12	1,758	0.4%	2,088	88	0.4%	104	B+/NR/NR
42	Panera Bread	11	2	13	1,750	0.4%	1,925	56	0.2%	63	NR
43	Starbucks	17	4	21	1,737	0.4%	2,071	32	0.1%	38	BBB+/Baa1/BBB
44	T-Mobile (10)	19	6	25	1,692	0.4%	1,945	46	0.2%	55	BB+/NR/BBB-
45	America's Best Contacts	16	4	20	1,663	0.4%	1,943	60	0.2%	71	NR
46	Darden (11)	8	3	11	1,636	0.4%	2,043	63	0.3%	83	BBB/Baa2/BBB
47	Visionworks	12	3	15	1,632	0.4%	1,961	46	0.2%	55	NR
48	Tailored Brands (12)	9	2	11	1,582	0.4%	1,757	74	0.3%	81	NR
49	Albertsons Companies (13)	2	0	2	1,564	0.4%	1,564	116	0.5%	116	BB/Ba2/NR
50	Target	3	0	3	1,561	0.4%	1,561	435	1.8%	435	A/A2/A
	Top 50 Total	581	169	750	$222,781	55.6%	$264,891	14,467	58.2%	17,734
	Total Portfolio				$400,964	100.0%	$480,715	24,842	100.0%	30,755

(1) T.J. Maxx (18) / Marshalls (22) / HomeGoods (15) / Sierra Trading (6) / HomeSense (3) / Combo Store (1)							(8) Stop & Shop (3) / Food Lion (2) / Martin's (1)
(2) Dick's Sporting Goods (15) / Golf Galaxy (5)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)/ Bluemercury (1)
(3) Ross Dress for Less (31) / dd's Discounts (2)							(10) T-Mobile (23) / Metro PCS (2)
(4) Bed Bath (12), buybuy Baby (6), Combo Store (1), andThat!/Cost Plus (1) and Cost Plus (1) subleases							(11) Longhorn Steakhouse (6) / Olive Garden (5)
(5) Gap (3) / Old Navy (26) / Banana Republic (1)							(12) Men's Wearhouse (9) / Jos. A. Bank (1) / K&G Fashion Superstore (1)
(6) Kroger (3) / Harris Teeter (2) / King Soopers (1) / Mariano's (1) / Lucky's (1)							(13) Safeway (1) / ACME (1)
(7) Office Depot (5) / OfficeMax (7)

SITE Centers Corp.

Redevelopments

$ in thousands

Redevelopment – Major (1)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
West Bay Plaza - Phase II	Cleveland, OH	100%		$9,102	$6,360	$2,742	$6,360	$0		2Q22	4Q23	Sierra Trading Post, Dry Bar
Perimeter Pointe	Atlanta, GA	100%		0	1,314	0	0	1,314		TBD	TBD	-
Total Redevelopment - Major			8%	$9,102	$7,674	$2,742	$6,360	$1,314

Redevelopment – Tactical (2)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
Tanasbourne Town Center	Portland, OR	100%		$11,540	$1,593	$9,947	$0	$1,593		4Q23	4Q24	-
Nassau Park Pavilion	Trenton, NJ	100%		7,635	1,666	5,969	0	1,666		2Q23	3Q23	Paris Baguette, Bluestone Lane, Just Salad, Mezeh Grill
University Hills	Denver, CO	100%		5,972	2,231	3,741	0	2,231		4Q22	4Q23	Wendy's
Shoppers World	Boston, MA	100%		4,967	1,299	3,668	0	1,299		4Q22	4Q23	Sleep Number, Cava
Hamilton Marketplace	Trenton, NJ	100%		3,843	3,407	436	3,405	2		1Q22	1Q23	Mission BBQ, Mezeh Grill, Honeygrow
Carolina Pavilion	Charlotte, NC	100%		2,339	1,034	1,305	0	1,034		4Q22	4Q23	Visionworks, Smoothie King
Other Tactical Projects	N/A	100%		9,226	6,990	2,236	5,000	1,990
Total Redevelopment - Tactical			11%	$45,522	$18,220	$27,302	$8,405	$9,815

Other (3)				0	46,438	0	0	46,438
Undeveloped land (4)				0	5,263	0	0	5,263
Total Redevelopment Costs				$54,624	$77,595	$30,044	$14,765	$62,830	(5)

(1) Included in SSNOI including redevelopment; includes large-scale shopping center expansion and repurposing projects.
(2) Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(3) Includes predevelopment and retenanting expenditures.
(4) Balance is in addition to owned land adjacent to existing centers with an estimated value of $9 million and cost basis of the headquarters (non-income producing portion) of $32 million.
(5) Balance is in addition to SITE's pro rata share of joint venture CIP of $0.2 million.

SITE Centers Corp.

Transactions

$ and GLA in thousands

Acquisitions			SITE	Owned	At 100%		At SITE Share
	Property Name	MSA	Own %	GLA	Price	Debt	Price	Debt

01/28/22	Artesia Village	Phoenix-Mesa-Scottsdale, AZ	100%	21	$14,500	$0	$14,500	$0
02/15/22	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	100%	249	44,500	0	35,600	0
03/28/22	Shops at Boca Center	Miami-Fort Lauderdale-West Palm Beach, FL	100%	117	90,000	0	90,000	0
		1Q 2022 Total		270	$149,000	$0	$140,100	$0

04/01/22	Shoppes of Crabapple	Atlanta-Sandy Springs-Roswell, GA	100%	8	$4,350	$0	$4,350	$0
05/02/22	La Fiesta Square	San Francisco-Oakland-Hayward, CA	100%	53	60,798	0	60,798	0
05/02/22	Lafayette Mercantile	San Francisco-Oakland-Hayward, CA	100%	22	43,000	0	43,000	0
06/03/22	Shops at Tanglewood	Houston, TX	100%	26	22,150	0	22,150	0
06/10/22	Fairfax Marketplace	Washington-Arlington-Alexandria, DC-VA-MD-WV	100%	19	16,038	0	16,038	0
06/10/22	Boulevard Marketplace	Washington-Arlington-Alexandria, DC-VA-MD-WV	100%	19	10,448	0	10,448	0
06/10/22	Fairfax Pointe	Washington-Arlington-Alexandria, DC-VA-MD-WV	100%	10	8,394	0	8,394	0
		2Q 2022 Total		157	$165,178	$0	$165,178	$0

07/08/22	Parkwood Shops	Atlanta-Sandy Springs-Roswell, GA	100%	20	$8,400	0	$8,400	0
		3Q 2022 QTD		20	$8,400	$0	$8,400	$0

		Total 2022 YTD		447	$322,578	$0	$313,678	$0

Dispositions			SITE	Owned	At 100%		At SITE Share
	Property Name	MSA	Own %	GLA	Price	Debt	Price	Debt

	Non-operating land sales		100%	0	$120	0	$120	0
		1Q 2022 Total		0	$120	$0	$120	$0

04/14/22	DDR-SAU Retail Fund JV portfolio	Various	20%	906	$155,700	$54,884	$31,140	$10,977
05/25/22	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	100%	60	10,200	0	10,200	0
05/26/22	Woodfield Village Green - Unit 1325	Chicago-Naperville-Elgrin, IL-IN-WI	100%	98	12,200	0	12,200	0
06/29/22	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	20%	75	12,950	8,625	2,590	1,725
06/30/22	Lennox Town Center	Columbus, OH	50%	374	77,008	37,796	38,504	18,898
		2Q 2022 Total		1,513	$268,058	$101,305	$94,634	$31,600

07/14/22	Oviedo Park Crossings	Orlando-Kissimmee-Sanford, FL	20%	186	$28,000	$13,350	$5,600	$2,670
07/15/22	DDRM Joint Venture Pool A	Various	20%	2,297	387,600	225,000	77,520	45,000
		3Q 2022 QTD		2,483	$415,600	$238,350	$83,120	$47,670

		Total 2022 YTD		3,996	$683,778	$339,655	$177,874	$79,270

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$125,000	$125,000	2.22%	$0	$0	-	$125,000	2.22%
Unsecured Term Loan	200,000	200,000	2.32%	0	0	-	200,000	2.32%
Unsecured Public Debt	1,457,314	1,457,314	4.27%	0	0	-	1,457,314	4.27%
Fixed Rate Mortgage Loans	90,248	90,248	4.28%	583,050	116,610	4.68%	206,858	4.51%
Variable Rate Mortgage Loans	0	0	0.00%	191,338	41,921	3.55%	41,921	3.55%
Subtotal	$1,872,562	$1,872,562	3.93%	$774,388	$158,531	4.39%	$2,031,093	3.96%
Fair Market Value Adjustment	963	963	-	0	0	-	963	-
Unamortized Loan Costs, Net	(6,621)	(6,621)	-	(1,692)	(372)	-	(6,993)	-
Total	$1,866,904	$1,866,904	3.93%	$772,696	$158,159	4.39%	$2,025,063	3.96%

	Consolidated Maturities		Unconsolidated	Total	Total
Maturity Schedule(1)	Secured	Unsecured	Maturities	100%	SITE Share	Interest Rate
2022(2)	$898	$0	$346,967	$347,865	$70,317	3.99%
2023	36,438	87,209	946	124,593	123,891	3.84%
2024	27,808	65,614	365,306	458,728	166,540	4.49%
2025	25,104	457,142	1,046	483,292	482,515	3.80%
2026	0	400,000	60,123	460,123	415,481	4.38%
2027	0	775,000	0	775,000	775,000	3.74%
2028	0	0	0	0	0	-
2029	0	0	0	0	0	-
2030	0	0	0	0	0	-
2031 and beyond	0	0	0	0	0	-
Unsecured debt discount	0	(2,651)	0	(2,651)	(2,651)	-
Total	$90,248	$1,782,314	$774,388	$2,646,950	$2,031,093	3.96%

% of Total (3)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	82.6%	4.27%	73.6%	4.68%	81.9%	4.30%
Variable	17.4%	2.28%	26.4%	3.55%	18.1%	2.43%

(1) Includes Consolidated & Unconsolidated Debt and assumes borrower extension options are exercised.
(2) Unconsolidated maturities refinanced and/or repaid in July 2022. Pro forma for these financings, the Company has no remaining 2022 maturities.
(3) At SITE's share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Bank Debt (2)
Unsecured Term Loan ($200m)	$200,000	$200,000	06/27	SOFR + 105
Unsecured Revolver ($950m)	125,000	125,000	06/27	SOFR + 95
	$325,000	$325,000
Unsecured Debt (2)
Unsecured Notes - 2023	87,163	87,163	05/23	3.52%
Unsecured Notes - 2024	65,555	65,555	08/24	4.07%
Unsecured Notes - 2025	456,268	456,268	02/25	3.79%
Unsecured Notes - 2026	398,733	398,733	02/26	4.43%
Unsecured Notes - 2027	449,595	449,595	06/27	4.80%
	$1,457,314	$1,457,314
Mortgage Debt (2)
July 2022 Loan Pool A (13 assets)(3)	218,730	43,746	07/22	4.21%
July 2022 Loan Pool B (9 assets) (4)	127,786	25,557	07/22	3.76%
Midtowne Park, SC	15,736	15,736	01/23	5.04%
Millenia Crossing, FL	19,731	19,731	01/23	4.32%
Concourse Village, FL	12,566	12,566	02/24	4.32%
April 2024 Loan Pool (10 assets)	364,320	72,864	04/24	4.97%
Larkin's Corner, PA	15,786	15,786	06/24	4.09%
RVIP IIIB, Deer Park, IL (SITE 26%) (5)	63,552	16,364	12/26	3.23%
Shoppes at Addison Place (North), FL	8,965	8,965	02/25	4.08%
Shoppes at Addison Place (South), FL	7,018	7,018	02/25	4.11%
Shoppes at Addison Place (Outlot), FL	1,346	1,346	02/25	4.08%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$864,636	$248,779

Consolidated & Unconsolidated Debt Subtotal	$2,646,950	$2,031,093
FMV Adjustment – Assumed Debt	963	963
Unamortized Loan Costs, Net	(8,313)	(6,993)
Total Consolidated & Unconsolidated Debt	$2,639,600	$2,025,063

Rate Type
Fixed	$2,130,612	$1,664,172	3.2 years	4.30%
Variable	516,338	366,921	4.6 years	2.43%
	$2,646,950	$2,031,093	3.5 years	3.96%
Perpetual Preferred Stock
Class A	175,000	175,000	N/A (6)	6.38%

(1) Assumes borrower extension options are exercised.
(2) Excludes loan fees and unamortized loan costs.
(3) Refinanced July 2022 with new $225M loan and repaid in July 2022 with sale of Pool A.
(4) Refinanced July 2022 with new $135M loan (SOFR + 3.75%). 3.00% SOFR Interest Rate Cap through July 2023.
(5) 1.00% SOFR Interest Rate Cap through December 2024.
(6) Redeemable at par as of June 2022.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	Twelve months ended June 30, 2022	Twelve months ended June 30, 2021
Consolidated
Consolidated net income to SITE	$161,385	$43,878
Interest expense	75,018	75,738
Income taxes, net	1,301	1,412
Depreciation and amortization	194,375	179,580
Adjustments for non-controlling interests	(302)	(728)
EBITDA	431,777	299,880
Impairment charges	2,536	12,470
Adjustment of preferred equity interests	0	(3,542)
Gain on sale and change in control of interests	(50,603)	(13,819)
Gain on disposition of real estate, net	(10,321)	(492)
EBITDAre	373,389	294,497
Separation charges	0	1,650
Equity in net income of JVs	(39,613)	(10,093)
Other expense, net	1,983	7,553
JV OFFO (at SITE Share)	18,603	20,966
Adjusted EBITDA (1)	354,362	314,573

Consolidated debt-average	1,832,663	1,842,636
Partner share of consolidated debt-average	(4,593)	(9,273)
Loan costs, net-average	6,835	7,400
Face value adjustments-average	(1,174)	(1,008)
Cash and restricted cash-average	(50,647)	(94,138)
Average net effective debt	$1,783,084	$1,745,617

Debt/Adjusted EBITDA – Consolidated (2)	5.0x	5.5x

Pro rata including JVs
EBITDAre	352,271	305,339
Adjusted EBITDA	363,862	326,108

Consolidated net debt-average	1,783,084	1,745,617
JV debt (at SITE Share)-average	192,636	241,087
JV cash and restricted cash (at SITE Share)-average	(10,525)	(11,355)
Average net effective debt	$1,965,195	$1,975,349

Debt/Adjusted EBITDA – Pro Rata (2)	5.4x	6.1x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	Leased Rate	ABR	2Q22 NOI at 100% (1)		Gross RE Assets	Debt Balance at 100% (2)
Madison International DDRM (3)	20%	22	3,771	93.8%	$14.34	$10,743		$697,172	$346,516

Chinese Institutional Investors DTP	20%	10	3,397	95.1%	$14.71	11,776		583,235	364,320

Prudential RVIP IIIB, Deer Park, IL	50%	1	356	76.2%	$37.07	2,081		102,901	63,552
Total		33	7,524	93.6%	$15.25	$24,600		$1,383,308	$774,388
Property management fees						1,289	(1)
NOI from assets sold						1,780	(1)
Net operating income						$27,669	(4)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the Other Expense line item.

(2) Excludes unamortized loan costs, net of $1.7 million or $0.4 million at SITE's share.

(3) In July 2022, the DDRM Joint Venture sold Pool A (13 properties) and Oviedo Park Crossing.

(4) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure. See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 2Q22		Balance Sheet Pro Rata Adjustments 2Q22
Revenues:		Assets:
Rental Income (2)	$8,819	Land	$65,450
Other income (3)	169	Buildings	193,036
	8,988	Improvements	23,865
Expenses:			282,351
Operating and maintenance	1,332	Depreciation	(78,445)
Real estate taxes	1,139		203,906
	2,471	Construction in progress and land	227
Net Operating Income	6,517	Real estate, net	204,133
		Investment in JVs	(1,557)
Other Income (expense):		Cash and restricted cash	8,983
Fee income	(521)	Receivables, net	3,306
Impairment charges	(668)	Other assets, net	10,144
Interest expense	(2,063)	Total Assets	$225,009
Depreciation and amortization	(2,969)
Other income (expense), net	(64)	Liabilities and Equity:
Income before earnings from JVs	232	Mortgage debt	$158,159
Equity in net income of JVs	(1,381)	Notes payable to SITE	698
Basis differences of JVs	792	Other liabilities	9,626
Gain on disposition of real estate	357	Total Liabilities	168,483
Net income	$0	JVs share of equity	(1,557)
		Distributions in excess of net income	58,083
FFO Reconciliation 2Q22		Total Equity	56,526
Income before earnings from JVs	$232	Total Liabilities and Equity	$225,009
Depreciation and amortization	2,969
Impairment of real estate	668
Basis differences of JVs	14
FFO at SITE's Ownership Interests	$3,883
OFFO at SITE's Ownership Interests	$3,885

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$6,104
Ground lease minimum rents	367
Straight-line rent, net	88
Amortization of (above) below market rent, net	91
Percentage and overage rent	72
Recoveries	2,093
Uncollectible revenue	4
(3) Other Income:
Ancillary and other rental income	134
Lease termination fees	35

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Combined Income Statement
	2Q22	2Q21	6M22	6M21
Revenues:
Rental income (1)	$37,443	$50,527	$78,383	$99,806
Other income (2)	719	870	1,428	2,151
	38,162	51,397	79,811	101,957
Expenses:
Operating and maintenance	5,755	7,425	12,024	15,194
Real estate taxes	4,738	6,444	9,992	13,092
	10,493	13,869	22,016	28,286

Net operating income	27,669	37,528	57,795	73,671

Other income (expense):
Interest expense	(9,030)	(10,971)	(18,319)	(21,918)
Depreciation and amortization	(13,328)	(16,587)	(27,673)	(33,704)
Impairment charges	(3,340)	0	(8,540)	0
Other expense, net	(2,422)	(3,010)	(4,994)	(5,974)
	(451)	6,960	(1,731)	12,075
Gain on disposition of real estate, net	1,790	8,186	1,692	36,587
Net income (loss) attributable to unconsolidated JVs	1,339	15,146	(39)	48,662
Depreciation and amortization	13,328	16,587	27,673	33,704
Impairment of real estate	3,340	0	8,540	0
Gain on disposition of real estate, net	(1,790)	(8,186)	(1,692)	(36,587)
FFO	$16,217	$23,547	$34,482	$45,779
FFO at SITE's ownership interests	$3,883	$5,971	$8,198	$11,406
Operating FFO at SITE's ownership interests	$3,885	$6,001	$8,200	$11,436
(1) Rental Income:
Minimum rents	$26,145	$32,849	$54,623	$66,137
Ground lease minimum rents	1,258	1,542	2,659	3,123
Straight-line rent, net	282	55	692	295
Amortization of (above) below market rent, net	456	471	887	1,077
Percentage and overage rent	202	205	720	587
Recoveries	8,993	11,012	18,407	22,602
Uncollectible revenue	107	4,393	395	5,985
(2) Other Income:
Ancillary and other rental income	545	811	1,254	1,757
Lease termination fees	174	59	174	394

Combined Balance Sheet
			At Period End
			2Q22	4Q21
Assets:
Land			$324,205	$378,442
Buildings			942,906	1,092,245
Improvements			115,060	123,313
			1,382,171	1,594,000
Depreciation			(374,938)	(441,215)
			1,007,233	1,152,785
Construction in progress and land			1,137	5,778
Real estate, net			1,008,370	1,158,563
Cash and restricted cash			37,342	37,535
Receivables, net			16,099	16,854
Other assets, net			49,471	49,029
Total Assets			1,111,282	1,261,981

Liabilities and Equity:
Mortgage debt			772,696	873,336
Notes and accrued interest payable to SITE			3,370	3,331
Other liabilities			47,382	51,473
Total Liabilities			823,448	928,140
Accumulated equity			287,834	333,841
Total Equity			287,834	333,841
Total Liabilities and Equity			$1,111,282	$1,261,981

SITE Centers Corp.

Property List - Excludes DDRM Pool A

Note: GLA in thousands. Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	691	$17.95	AMC Theatres, Best Buy, Big Lots, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		353	$15.91	Burlington, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	$20.91	Michaels, PetSmart, Ross Dress for Less
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		295	$25.36	PetSmart, Ross Dress for Less
5	Artesia Village	Phoenix-Mesa-Scottsdale, AZ	Scottsdale	AZ	100%		21	$39.06	—
6	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	$17.54	Aldi, Kohl's, Michaels
7	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		277	$23.44	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets
8	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	$22.94	Cinemark, H & M, Nike, Restoration Hardware
9	Creekside Plaza	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		32	$40.11	—
10	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		243	$20.33	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
11	La Fiesta Square	San Francisco-Oakland-Hayward, CA	Lafayette	CA	100%		53	$51.10	—
12	Lafayette Mercantile	San Francisco-Oakland-Hayward, CA	Lafayette	CA	100%		22	$57.54	—
13	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	$46.39	Whole Foods
14	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	$17.30	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
15	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	$37.66	CGV Cinemas
16	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	$20.21	Conn's, Golf Galaxy, HomeGoods, Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
17	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		450	$13.12	Barnes & Noble, Best Buy, Burlington, DSW, Nordstrom Rack, North Academy Fitness, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Urban Air Adventure Park, Whole Foods
18	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		236	$20.00	King Soopers, Marshalls, Michaels
19	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	$19.31	24 Hour Fitness, Bed Bath & Beyond, Michaels, Office Depot
20	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		127	$17.82	Bed Bath & Beyond, The Fresh Market
21	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	$13.69	AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
22	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	$19.86	Stop & Shop
23	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	100%		84	$12.66	Publix
24	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	$8.87	Big Lots, Indian River Antique Mall, Publix
25	Shops at Boca Center	Miami-Fort Lauderdale-West Palm Beach, FL	Boca Raton	FL	100%		117	$41.05	Total Wine & More
26	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	100%		135	$21.84	—
27	Shoppes at Addison Place	Miami-Fort Lauderdale-West Palm Beach, FL	Delray Beach	FL	100%		56	$45.26	—
28	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	100%		134	$17.46	Ross Dress for Less, T.J. Maxx
29	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	$21.35	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
30	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	$16.60	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
31	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	100%		228	$14.45	Publix, Ross Dress for Less
32	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	$16.12	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Total Wine & More, Walmart Neighborhood Market
33	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	100%		246	$15.66	Burlington, Publix, Ross Dress for Less, T.J. Maxx
34	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		314	$17.24	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
35	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		100	$25.50	Nordstrom Rack
36	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	$11.11	Bed Bath & Beyond, Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx

SITE Centers Corp.

Property List - Excludes DDRM Pool A

Note: GLA in thousands. Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
37	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	$20.43	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Marshalls, PetSmart, Ross Dress for Less, Staples
38	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	$14.44	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
39	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	$15.64	buybuy BABY, PetSmart, Sprouts Farmers Market
40	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		222	$13.65	Bealls Outlet, Chuck E. Cheese's, Crunch Fitness, Kane Furniture
41	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	$27.40	—
42	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		108	$15.30	Publix
43	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	$36.90	—
44	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	100%		159	$15.48	Publix, Ross Dress for Less
45	Shoppes of Crabapple	Atlanta-Sandy Springs-Roswell, GA	Alpharetta	GA	100%		8	$28.73	—
46	Hammond Springs	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		69	$28.98	—
47	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		360	$19.31	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
48	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	$13.98	Lowe's, Marshalls, Michaels, OfficeMax
49	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	$16.39	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, T.J. Maxx/HomeGoods
50	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	$12.65	Kroger
51	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	$9.72	Goodwill
52	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	$12.52	Aaron's
53	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	$13.56	Dick's Sporting Goods Warehouse, Publix, Ross Dress for Less
54	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	$14.01	Movie Tavern, Painted Tree Marketplace
55	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	$12.50	Burlington, buybuy BABY, Home Depot, Jo-Ann, Kroger
56	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	$15.92	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples
57	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	$34.43	Mariano's, XSport Fitness
58	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	$27.18	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
59	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	RVIP IIIB	357	$32.81	Century Theatre, Crate & Barrel, Gap
60	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		390	$22.61	Bloomingdale's The Outlet Store, Container Store, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
61	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	$15.66	Best Buy, Dick's Sporting Goods, HomeGoods, Michaels, PetSmart, Ross Dress for Less, T.J. Maxx
62	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	$15.57	Burlington, Kohl's, Michaels
63	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		363	$14.44	Bob's Discount Furniture, Cinemark, Dick's Sporting Goods, Marshalls, OfficeMax, PetSmart
64	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	$17.61	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
65	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		783	$25.89	AMC Theatres, Barnes & Noble, Best Buy, DSW, Golf Galaxy, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
66	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	$15.24	AMC Theatres, Best Buy, Bob's Discount Furniture, Kohl's, Marshalls, Ross Dress for Less
67	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	$15.59	Burlington, Micro Center, PetSmart, Target, Trader Joe's
68	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	$20.68	HomeGoods, HomeSense
69	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	$27.06	Whole Foods
70	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	$36.30	—
71	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	$15.90	Big Lots, Dick's Sporting Goods
72	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	$13.96	buybuy BABY, Dick's Sporting Goods, DSW, Home Depot
73	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	$21.05	andThat!, Cost Plus
74	Echelon Village Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Voorhees	NJ	100%		89	$12.91	The Edge Fitness Clubs
75	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		550	$19.90	Barnes & Noble, Bed Bath & Beyond, Kohl's, Michaels, Ross Dress for Less, ShopRite, Staples

SITE Centers Corp.

Property List - Excludes DDRM Pool A

Note: GLA in thousands. Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
76	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		750	$15.58	At Home, Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, T.J. Maxx, Wegmans
77	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	100%		249	$13.10	Home Depot, Super Stop & Shop
78	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	$16.48	Burlington, Cost Plus World Market, Hobby Lobby, Marshalls, Old Navy, PetSmart, T.J. Maxx
79	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		701	$14.05

AMC Theatres, American Freight Outlet Stores, AutoZone, Bed Bath & Beyond, Big Lots, Burlington, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Value City Furniture

80	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	$24.62	Harris Teeter, Marshalls, PetSmart
81	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	$16.73	The Fresh Market
82	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	$14.66	Lowes Foods
83	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	185	$21.98	Harris Teeter
84	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	48	$26.78	—
85	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	252	$16.29	Cost Plus World Market, Marshalls, Michaels, Ross Dress for Less, Urban Air Trampoline & Adventure Park
86	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	$11.26	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less
87	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	$18.73	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/ HomeGoods, Michaels, T.J. Maxx, The Fresh Market
88	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		162	$17.44	Best Buy, Michaels, Ross Dress for Less
89	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	$11.98	Giant Eagle, Hobby Lobby, Kohl's, T.J. Maxx
90	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		147	$23.02	Fresh Thyme Farmers Market, HomeSense
91	Easton Market	Columbus, OH	Columbus	OH	100%		502	$14.97	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
92	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	$16.86	Best Buy, Big Lots, Jo-Ann, Kroger, OfficeMax, T.J. Maxx
93	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	$18.11	Giant Eagle
94	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	$11.72	Burlington, Kohl's, Planet Fitness
95	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		285	$21.15	Bed Bath & Beyond, Marshalls, Michaels, Ross Dress for Less, Sierra Trading Post
96	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	$35.64	—
97	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	100%		251	$16.09	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Michaels, Staples
98	Larkin's Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Boothwyn	PA	100%		225	$9.58	ACME, Walmart
99	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	100%		386	$9.35	Christmas Tree Shops, Home Depot, Jo-Ann
100	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	$10.75	Food Lion, Jo-Ann, Kohl's, Marshalls
101	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	$15.79	Ashley Furniture HomeStore, Marshalls, Michaels, T.J. Maxx, Total Wine & More
102	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	100%		167	$9.89	Dick's Sporting Goods, HomeGoods, Kohl's
103	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	$15.83	Best Buy, Restoration Hardware, Ross Dress for Less
104	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	$27.45	—
105	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	$18.53	DSW, LA Fitness, T.J. Maxx/HomeGoods
106	Shops at Tanglewood	Houston-The Woodlands-Sugar Land, TX	Houston	TX	100%		26	$46.02	—
107	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		490	$12.29	Barnes & Noble, Gold's Gym, Jo-Ann, Lowe's, Old Navy, PetSmart, Ross Dress for Less, T.J. Maxx, Urban Air Trampoline & Adventure Park

SITE Centers Corp.

Property List - Excludes DDRM Pool A

Note: GLA in thousands. Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
108	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	$20.43	Ross Dress for Less
109	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		450	$19.06	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods
110	Emmet Street North	Charlottesville, VA	Charlottesville	VA	100%		2	$86.32	—
111	Emmet Street Station	Charlottesville, VA	Charlottesville	VA	100%		11	$51.82	—
112	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	$17.40	Michaels, The Fresh Market
113	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	$23.29	Barnes & Noble, Regal Cinemas
114	White Oak Village	Richmond, VA	Richmond	VA	100%		432	$15.79	JCPenney, K&G Fashion Superstore, Michaels, PetSmart, Publix
115	Boulevard Marketplace	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		19	$40.87	—
116	Fairfax Marketplace	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		19	$56.74	—
117	Fairfax Pointe	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		10	$49.96	—
118	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	$20.26	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
119	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	$23.76	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
			Total				28,458
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
RVIP IIIB - Deer Park, IL

SITE Centers Corp.

Property List - DDRM Pool A

Note: GLA in thousands. Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	Owned GLA	ABR PSF	Anchor Tenants
1	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	67	$12.00	Walmart Neighborhood Market
2	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	94	$14.63	Publix
3	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	124	$16.28	Jo-Ann, Ross Dress for Less
4	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	108	$23.99	The Fresh Market
5	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	73	$12.39	Aldi, Athletica Health & Fitness
6	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	265	$13.20	Badcock Home Furniture &more, dd's Discounts, Presidente Supermarket, Ross Dress for Less
7	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	235	$12.10	Bealls, Bealls Outlet, Big Lots, Circustrix
8	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	308	$13.18	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
9	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	274	$15.80	Kohl's, Stop & Shop
10	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	275	$12.97	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
11	Clayton Corners	Raleigh, NC	Clayton	NC	20%	126	$13.41	Lowes Foods
12	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	106	$14.41	Burlington, HomeGoods
13	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	243	$12.00	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total			2,297

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information. The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•
Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•
Tenant reimbursements are recognized in the period in which the expenses are incurred.
•
Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•
Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term. A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.
•
If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis. Modifications to leases that involve an increase in the lease term have been treated as a lease modification.
•
For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting. As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income. The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•
General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•
The Company does not capitalize any executive officer compensation.
•
General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•
Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets. All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Real Estate

•
Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.
•
Construction in progress includes shopping center developments and significant expansions and redevelopments.
•
Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•
Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	31.5 to 40 years
Building Improvements	3 to 20 years
Furniture/Fixtures/ Tenant Improvements	Shorter of economic life or lease terms

Capitalization

•
Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•
The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.
•
Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•
Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•
Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease. The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated. "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•
Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs. FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods. Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO. Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio. Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, certain transaction fee income, transaction costs and other restructuring type costs. The disclosure of these adjustments is regularly requested by users of the Company’s financial statements. The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO. Additionally, the Company provides no assurances that these charges, income and gains are non-recurring. These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs. The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs. For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance. They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant). Other real estate companies may calculate FFO and Operating FFO in a different manner.

SITE Centers Corp.

Non-GAAP Measures

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income. FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs. Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance. The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI. The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons). In addition, SSNOI is presented including activity associated with development and major redevelopment. In addition, SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above. SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP. SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets. SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein. Reconciliation of 2022 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP. SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs. Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items. The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP. The presentation of this information has limitations as an analytical tool. Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP. Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance. Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve-month period and the balance sheet date presented. Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including gain and losses from changes in control, all for the trailing twelve months. Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity. The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition. The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Shopping Center Summary
Operating Centers – 100%	132	138	136	137	137
Wholly Owned - SITE	99	92	89	81	80
JV Portfolio	33	46	47	56	57

Owned and Ground Lease GLA – 100%	30,755	32,142	32,007	32,347	32,492
Wholly Owned - SITE	23,231	23,235	22,856	21,677	21,605
JV Portfolio – 100%	7,524	8,907	9,151	10,670	10,887
Unowned GLA – 100%	9,855	10,229	10,229	10,475	10,475

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$18.07	$17.72	$17.52	$17.51	$17.46
Base Rent PSF < 10K	$29.13	$28.21	$27.76	$27.68	$27.61
Base Rent PSF > 10K	$14.63	$14.52	$14.42	$14.44	$14.43
Commenced Rate	91.0%	90.2%	89.9%	89.7%	89.1%
Leased Rate	94.3%	93.1%	92.5%	91.7%	91.2%
Leased Rate < 10K SF	87.3%	86.0%	84.9%	83.9%	83.1%
Leased Rate > 10K SF	96.8%	95.6%	95.1%	94.4%	93.9%

Wholly Owned SITE
Base Rent PSF	$19.06	$18.74	$18.52	$18.67	$18.61
Leased Rate	94.6%	93.3%	92.8%	92.9%	92.3%
Leased Rate < 10K SF	87.6%	86.2%	85.1%	83.9%	82.7%
Leased Rate > 10K SF	97.0%	95.7%	95.4%	95.7%	95.4%

Joint Venture (100%)
Base Rent PSF	$15.25	$15.22	$15.15	$15.25	$15.27
Leased Rate	93.6%	92.6%	91.6%	89.5%	88.8%
Leased Rate < 10K SF	86.4%	85.2%	84.3%	83.8%	83.8%
Leased Rate > 10K SF	96.2%	95.2%	94.3%	91.7%	90.8%

Joint Venture at Pro Rata Share
Base Rent PSF	$16.26	$16.33	$16.22	$16.59	$16.62
Leased Rate	92.4%	92.1%	91.6%	87.6%	87.2%
Leased Rate < 10K SF	83.7%	83.2%	83.8%	83.5%	84.0%
Leased Rate > 10K SF	96.0%	95.4%	94.6%	89.2%	88.5%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q22	16	118,528	$21.36	$15.87	34.6%	13.7	49	416,058	$18.05	10.7
1Q22	19	110,898	$18.34	$15.94	15.1%	8.7	53	260,589	$23.00	9.8
4Q21	22	96,049	$24.73	$21.62	14.4%	8.5	46	252,632	$21.61	9.3
3Q21	13	82,261	$19.00	$15.92	19.3%	8.7	35	218,767	$20.37	8.7
	70	407,736	$20.85	$17.25	20.9%	10.1	183	1,148,046	$20.40	9.8

Renewals
2Q22	77	675,392	$19.68	$18.78	4.8%	5.3	77	675,392	$19.68	5.3
1Q22	74	574,783	$17.30	$16.39	5.6%	4.8	74	574,783	$17.30	4.8
4Q21	55	555,142	$18.94	$18.29	3.6%	5.3	55	555,142	$18.94	5.3
3Q21	53	634,537	$18.09	$17.83	1.5%	5.5	53	634,537	$18.09	5.5
	259	2,439,854	$18.54	$17.86	3.8%	5.3	259	2,439,854	$18.54	5.3

New + Renewals
2Q22	93	793,920	$19.93	$18.35	8.6%	6.7	126	1,091,450	$19.06	7.3
1Q22	93	685,681	$17.47	$16.31	7.1%	5.5	127	835,372	$19.08	6.7
4Q21	77	651,191	$19.80	$18.78	5.4%	5.9	101	807,774	$19.78	6.7
3Q21	66	716,798	$18.19	$17.61	3.3%	5.9	88	853,304	$18.68	6.4
	329	2,847,590	$18.87	$17.77	6.2%	6.0	442	3,587,900	$19.13	6.8

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
2Q22	411,277	$18.94	$3.70	$2.41	$0.79	$6.90	$12.04	10.8
1Q22	249,417	$23.36	$2.85	$3.87	$1.10	$7.82	$15.54	9.8
4Q21	252,632	$22.77	$2.67	$4.05	$1.08	$7.80	$14.97	9.3
3Q21	214,044	$20.64	$4.63	$4.44	$0.83	$9.90	$10.74	8.8
	1,127,370	$21.10	$3.47	$3.44	$0.93	$7.84	$13.26	9.8

Renewals
2Q22	675,392	$19.97	$0.17	$0.00	$0.02	$0.19	$19.78	5.3
1Q22	574,783	$17.59	$0.04	$0.01	$0.00	$0.05	$17.54	4.8
4Q21	555,142	$19.26	$0.08	$0.00	$0.00	$0.08	$19.18	5.3
3Q21	634,537	$18.30	$0.33	$0.00	$0.05	$0.38	$17.92	5.5
	2,439,854	$18.81	$0.16	$0.00	$0.02	$0.18	$18.63	5.3

New + Renewals
2Q22	1,086,669	$19.58	$2.16	$1.36	$0.46	$3.98	$15.60	7.2
1Q22	824,200	$19.34	$1.30	$1.76	$0.50	$3.56	$15.78	6.6
4Q21	807,774	$20.36	$1.20	$1.76	$0.47	$3.43	$16.93	6.7
3Q21	848,581	$18.89	$1.82	$1.54	$0.32	$3.68	$15.21	6.4
	3,567,224	$19.54	$1.68	$1.58	$0.44	$3.70	$15.84	6.8

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q22	4	37,795	$13.64	$16.06	(15.1%)	9.6	12	75,968	$15.73	8.8
1Q22	5	52,105	$13.67	$11.33	20.7%	7.9	18	155,261	$15.03	9.0
4Q21	4	8,110	$32.70	$30.08	8.7%	8.1	18	110,534	$18.46	8.9
3Q21	12	73,300	$18.82	$16.87	11.6%	9.1	22	92,515	$19.04	8.4
	25	171,310	$16.77	$15.63	7.3%	8.8	70	434,278	$16.88	8.8

Renewals
2Q22	40	353,948	$14.71	$14.03	4.8%	5.2	40	353,948	$14.71	5.2
1Q22	35	85,823	$26.10	$24.36	7.1%	5.1	35	85,823	$26.10	5.1
4Q21	34	200,062	$18.16	$16.33	11.2%	4.9	34	200,062	$18.16	4.9
3Q21	47	446,750	$14.58	$13.51	7.9%	4.8	47	446,750	$14.58	4.8
	156	1,086,583	$16.19	$15.05	7.6%	5.0	156	1,086,583	$16.19	5.0

New + Renewals
2Q22	44	391,743	$14.61	$14.23	2.7%	5.6	52	429,916	$14.89	5.9
1Q22	40	137,928	$21.41	$19.43	10.2%	5.8	53	241,084	$18.97	7.1
4Q21	38	208,172	$18.72	$16.86	11.0%	5.2	52	310,596	$18.26	6.4
3Q21	59	520,050	$15.18	$13.98	8.6%	5.5	69	539,265	$15.34	5.5
	181	1,257,893	$16.27	$15.13	7.5%	5.5	226	1,520,861	$16.39	6.1

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
2Q22	75,968	$16.75	$1.78	$4.63	$1.00	$7.41	$9.34	8.8
1Q22	155,261	$15.81	$2.53	$1.19	$0.81	$4.53	$11.28	9.0
4Q21	110,534	$19.52	$1.99	$6.47	$0.83	$9.29	$10.23	8.9
3Q21	92,515	$20.03	$1.37	$3.57	$0.96	$5.90	$14.13	8.4
	434,278	$17.82	$2.03	$3.64	$0.88	$6.55	$11.27	8.8

Renewals
2Q22	353,948	$14.97	$0.02	$0.00	$0.00	$0.02	$14.95	5.2
1Q22	85,823	$27.01	$0.39	$0.00	$0.00	$0.39	$26.62	5.1
4Q21	200,062	$18.46	$0.02	$0.00	$0.01	$0.03	$18.43	4.9
3Q21	446,750	$14.74	$0.16	$0.00	$0.00	$0.16	$14.58	4.8
	1,086,583	$16.47	$0.10	$0.00	$0.00	$0.10	$16.37	5.0

New + Renewals
2Q22	429,916	$15.29	$0.49	$1.22	$0.26	$1.97	$13.32	5.9
1Q22	241,084	$19.79	$2.16	$0.97	$0.66	$3.79	$16.00	7.1
4Q21	310,596	$18.84	$1.00	$3.22	$0.42	$4.64	$14.20	6.4
3Q21	539,265	$15.65	$0.47	$0.92	$0.25	$1.64	$14.01	5.5
	1,520,861	$16.85	$0.90	$1.50	$0.36	$2.76	$14.09	6.1

SITE Centers Corp.

Leasing Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	2	61	0.4%	$891	0.4%	$14.61	24	55	1.1%	$1,554	1.0%	$28.25	26	116	0.5%	$2,445	0.6%	$21.08
2022	2	29	0.2%	708	0.3%	$24.41	86	235	4.7%	6,383	4.3%	$27.16	88	264	1.2%	7,091	1.9%	$26.86
2023	69	2,078	12.8%	28,546	12.5%	$13.74	215	646	13.0%	19,191	12.9%	$29.71	284	2,724	12.9%	47,737	12.6%	$17.52
2024	79	2,446	15.1%	33,780	14.7%	$13.81	271	716	14.4%	21,196	14.3%	$29.60	350	3,162	15.0%	54,976	14.6%	$17.39
2025	74	2,342	14.5%	33,735	14.7%	$14.40	239	733	14.8%	20,639	13.9%	$28.16	313	3,075	14.5%	54,374	14.4%	$17.68
2026	60	1,854	11.5%	24,047	10.5%	$12.97	196	559	11.3%	17,341	11.7%	$31.02	256	2,413	11.4%	41,388	11.0%	$17.15
2027	74	2,587	16.0%	37,291	16.3%	$14.41	187	610	12.3%	17,427	11.7%	$28.57	261	3,197	15.1%	54,718	14.5%	$17.12
2028	36	1,081	6.7%	14,942	6.5%	$13.82	98	309	6.2%	10,662	7.2%	$34.50	134	1,390	6.6%	25,604	6.8%	$18.42
2029	23	746	4.6%	11,664	5.1%	$15.64	79	275	5.5%	9,075	6.1%	$33.00	102	1,021	4.8%	20,739	5.5%	$20.31
2030	28	783	4.8%	10,814	4.7%	$13.81	84	249	5.0%	8,134	5.5%	$32.67	112	1,032	4.9%	18,948	5.0%	$18.36
2031	17	835	5.2%	8,788	3.8%	$10.52	63	212	4.3%	6,168	4.1%	$29.09	80	1,047	5.0%	14,956	4.0%	$14.28
Thereafter	43	1,342	8.3%	23,863	10.4%	$17.78	102	361	7.3%	10,957	7.4%	$30.35	145	1,703	8.1%	34,820	9.2%	$20.45
Total	507	16,184	100.0%	$229,069	100.0%	$14.15	1,644	4,960	100.0%	$148,727	100.0%	$29.99	2,151	21,144	100.0%	$377,796	100.0%	$17.87

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	20	0.1%	119	0.1%	$5.95	22	52	1.0%	$1,455	1.0%	$27.98	23	72	0.3%	$1,574	0.4%	$21.86
2022	0	0	0.0%	0	0.0%	$0.00	58	149	3.0%	3,822	2.6%	$25.65	58	149	0.7%	3,822	1.0%	$25.65
2023	7	161	1.0%	3,953	1.7%	$24.55	127	326	6.6%	9,822	6.6%	$30.13	134	487	2.3%	13,775	3.6%	$28.29
2024	12	239	1.5%	3,759	1.6%	$15.73	159	366	7.4%	11,436	7.7%	$31.25	171	605	2.9%	15,195	4.0%	$25.12
2025	13	301	1.9%	4,098	1.8%	$13.61	137	349	7.0%	9,947	6.7%	$28.50	150	650	3.1%	14,045	3.7%	$21.61
2026	4	79	0.5%	968	0.4%	$12.25	88	210	4.2%	6,617	4.4%	$31.51	92	289	1.4%	7,585	2.0%	$26.25
2027	15	317	2.0%	5,560	2.4%	$17.54	96	246	5.0%	7,468	5.0%	$30.36	111	563	2.7%	13,028	3.4%	$23.14
2028	18	291	1.8%	4,938	2.2%	$16.97	90	264	5.3%	8,218	5.5%	$31.13	108	555	2.6%	13,156	3.5%	$23.70
2029	12	355	2.2%	5,004	2.2%	$14.10	86	231	4.7%	6,647	4.5%	$28.77	98	586	2.8%	11,651	3.1%	$19.88
2030	16	427	2.6%	6,706	2.9%	$15.70	83	235	4.7%	6,587	4.4%	$28.03	99	662	3.1%	13,293	3.5%	$20.08
2031	16	315	1.9%	5,814	2.5%	$18.46	77	204	4.1%	5,900	4.0%	$28.92	93	519	2.5%	11,714	3.1%	$22.57
Thereafter	393	13,679	84.5%	188,150	82.1%	$13.75	621	2,328	46.9%	70,808	47.6%	$30.42	1,014	16,007	75.7%	258,958	68.5%	$16.18
Total	507	16,184	100.0%	$229,069	100.0%	$14.15	1,644	4,960	100.0%	$148,727	100.0%	$29.99	2,151	21,144	100.0%	$377,796	100.0%	$17.87

Note: Includes ground leases

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	4	14	0.9%	$249	0.6%	$17.79	4	14	0.2%	$249	0.2%	$17.79
2022	2	60	1.2%	581	0.9%	$9.68	14	36	2.2%	859	2.1%	$23.86	16	96	1.4%	1,440	1.4%	$15.00
2023	19	402	7.7%	5,800	9.4%	$14.43	87	257	15.8%	6,103	14.8%	$23.75	106	659	9.7%	11,903	11.6%	$18.06
2024	27	1,065	20.5%	9,826	16.0%	$9.23	95	283	17.4%	7,220	17.5%	$25.51	122	1,348	19.8%	17,046	16.6%	$12.65
2025	21	539	10.4%	6,948	11.3%	$12.89	77	196	12.1%	4,709	11.4%	$24.03	98	735	10.8%	11,657	11.3%	$15.86
2026	27	765	14.7%	9,137	14.8%	$11.94	92	231	14.2%	5,458	13.2%	$23.63	119	996	14.6%	14,595	14.2%	$14.65
2027	22	612	11.8%	8,022	13.0%	$13.11	77	225	13.9%	6,004	14.5%	$26.68	99	837	12.3%	14,026	13.6%	$16.76
2028	18	619	11.9%	6,820	11.1%	$11.02	29	85	5.2%	2,430	5.9%	$28.59	47	704	10.3%	9,250	9.0%	$13.14
2029	7	258	5.0%	3,444	5.6%	$13.35	23	83	5.1%	2,305	5.6%	$27.77	30	341	5.0%	5,749	5.6%	$16.86
2030	4	102	2.0%	1,230	2.0%	$12.06	18	51	3.1%	1,197	2.9%	$23.47	22	153	2.2%	2,427	2.4%	$15.86
2031	10	331	6.4%	4,783	7.8%	$14.45	17	51	3.1%	1,601	3.9%	$31.39	27	382	5.6%	6,384	6.2%	$16.71
Thereafter	11	448	8.6%	5,014	8.1%	$11.19	31	110	6.8%	3,179	7.7%	$28.90	42	558	8.2%	8,193	8.0%	$14.68
Total	168	5,201	100.0%	$61,605	100.0%	$11.84	564	1,622	100.0%	$41,314	100.0%	$25.47	732	6,823	100.0%	$102,919	100.0%	$15.08

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	0	0.0%	$0.00	4	14	0.9%	$249	0.6%	$17.79	4	14	0.2%	$249	0.2%	$17.79
2022	1	37	0.7%	292	0.5%	$7.89	9	15	0.9%	365	0.9%	$24.33	10	52	0.8%	657	0.6%	$12.63
2023	8	148	2.8%	2,095	3.4%	$14.16	68	188	11.6%	4,525	11.0%	$24.07	76	336	4.9%	6,620	6.4%	$19.70
2024	3	43	0.8%	511	0.8%	$11.88	61	162	10.0%	4,437	10.7%	$27.39	64	205	3.0%	4,948	4.8%	$24.14
2025	5	67	1.3%	1,151	1.9%	$17.18	54	124	7.6%	3,068	7.4%	$24.74	59	191	2.8%	4,219	4.1%	$22.09
2026	3	54	1.0%	697	1.1%	$12.91	53	108	6.7%	2,683	6.5%	$24.84	56	162	2.4%	3,380	3.3%	$20.86
2027	4	84	1.6%	876	1.4%	$10.43	51	135	8.3%	3,598	8.7%	$26.65	55	219	3.2%	4,474	4.3%	$20.43
2028	3	81	1.6%	1,291	2.1%	$15.94	29	83	5.1%	2,338	5.7%	$28.17	32	164	2.4%	3,629	3.5%	$22.13
2029	8	223	4.3%	2,062	3.3%	$9.25	32	99	6.1%	2,716	6.6%	$27.43	40	322	4.7%	4,778	4.6%	$14.84
2030	5	122	2.3%	1,389	2.3%	$11.39	21	53	3.3%	1,305	3.2%	$24.62	26	175	2.6%	2,694	2.6%	$15.39
2031	7	143	2.7%	2,339	3.8%	$16.36	37	95	5.9%	2,503	6.1%	$26.35	44	238	3.5%	4,842	4.7%	$20.34
Thereafter	121	4,199	80.7%	48,902	79.4%	$11.65	145	546	33.7%	13,527	32.7%	$24.77	266	4,745	69.5%	62,429	60.7%	$13.16
Total	168	5,201	100.0%	$61,605	100.0%	$11.84	564	1,622	100.0%	$41,314	100.0%	$25.47	732	6,823	100.0%	$102,919	100.0%	$15.08

Note: Includes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT e: ir@sitecenters.com w: ir.sitecenters.com 3300 Enterprise Pkwy, Beachwood, OH 44122 o:216-755-5500 f:216-755-1500 w: sitecenters.com • NYSE:SITC